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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 1998


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                               BEA SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

            0-22369                                   77-0394711
   (Commission File Number)                   (I.R.S. employer identification
                                              No.)

                            2315 NORTH FIRST STREET
                               SAN JOSE, CA 95131
                    (Address of principal executive offices)

                                 (408) 570-8000
              (Registrant's telephone number, including area code)

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                     INFORMATION TO BE INCLUDED IN REPORT

  The undersigned Registrant hereby reports the following items related to the restatement of the Registrant's financial statements to reflect the acquisition of WebLogic, Inc. in a transaction accounted for as a pooling of interests:

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

  On September 30, 1998, pursuant the terms of an Agreement and Plan of Reorganization, dated as of September 24, 1998 between and among the Registrant, WebLogic, Inc. (WebLogic) and the Charlotte Acquisition Corp. (Charlotte) (the Agreement), the Registrant completed the merger of Charlotte, a wholly-owned subsidiary of the Registrant, with and into WebLogic. The transaction was accounted for using the pooling of interests method. As consideration for the transaction, 0.612750 share of the Registrant's common stock was issued for each outstanding share of WebLogic common stock, subject to adjustment for cash paid in lieu of fractional shares. The Registrant will issue 7,643,120 shares of common stock in exchange for the outstanding shares of WebLogic common stock, subject to withholding of approximately 10 percent of such shares in escrow in accordance with certain conditions in the Agreement. Outstanding options to acquire shares of WebLogic common stock were automatically converted into options to purchase the Registrant's common stock at the same exchange ratio. The Registrant intends that the WebLogic business will continue to be operated in its current manner. Certain of the assets of WebLogic were used in the development and support of WebLogic's software products, including its Web application server product, and the Registrant intends to use such assets in substantially the same manner. The amount of consideration paid was determined through arms-length negotiations between the Registrant and WebLogic, which negotiations took into account the value of the acquired intellectual property and workforce of WebLogic, among other factors. There are no material relationships between WebLogic and the Registrant, or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or office.

ITEM 5. OTHER EVENTS.

(A) SUPPLEMENTAL CONSOLIDATED FINANCIAL STATEMENTS.

  See Exhibit 99.1 and 99.2 for the supplemental consolidated financial statements of BEA Systems, Inc.

(B) MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

  See Exhibit 99.3 for Management's Discussion and Analysis of Financial Condition and Results of Operations

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS.

  The following exhibits are filed herewith:

 Exhibit 2.1* Agreement and Plan of Reorganization dated as September 24, 1998 by and among BEA Systems, Inc. and Charlotte Acquisition Corp.
               and WebLogic Inc.
 Exhibit 23.1  Consent of Ernst & Young LLP, Independent Auditors
 Exhibit 27.1  Financial Data Schedule
 Exhibit 27.2  Financial Data Schedule
 Exhibit 27.3  Financial Data Schedule
 Exhibit 27.4  Financial Data Schedule
 Exhibit 27.5  Financial Data Schedule
 Exhibit 27.6  Financial Data Schedule
 Exhibit 27.7  Financial Data Schedule
 Exhibit 99.1 BEA Systems, Inc. Supplemental Consolidated Financial Statements for the fiscal years ended January 31, 1998 and 1997
 Exhibit 99.2  BEA Systems, Inc. Supplemental Condensed Consolidated Financial
               Statements for the six months ended July 31, 1998 and 1997
 Exhibit 99.3  Management's Discussion and Analysis of Financial Condition and
               Results of Operations
 Exhibit 99.4* Press Release dated October 2, 1998

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* previously filed

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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BEA SYSTEMS, INC.
                                        (the Registrant)

                                        By: /s/ Steve L. Brown
                                          -------------------------------------
                                             Steve L. Brown
                                             Executive Vice President,
                                             Chief Financial Officer and
                                             Secretary

Dated: October 29, 1998

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